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Exhibit 24.2


                       POWER OF ATTORNEY OF ALAN J. DALBY


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ramsey, State of New Jersey, on __________ ____, 2001.

                                       ALTEON INC.


                                       By: ____________________________
                                           Kenneth I. Moch
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth I. Moch and Elizabeth A. O'Dell, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with this registration statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                    Title                                             Date
---------                                    -----                                             ----
----------------------------        President, Chief Executive Officer                              , 2001
Kenneth I. Moch                     and Director                                    ----------------
                                    (principal executive officer)

----------------------------        Vice President, Finance and Administration,                     , 2001
Elizabeth A. O'Dell                 Treasurer and Secretary                         ----------------
                                    (principal financial and accounting officer)

----------------------------        Director, Chairman                                              , 2001
Mark Novitch, M.D.                                                                  ----------------

----------------------------        Director                                                        , 2001
Edwin D. Bransome, Jr., M.D.                                                        ----------------

----------------------------        Director                                                        , 2001
Marilyn Breslow                                                                     ----------------



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
/s/ Alan J. Dalby                   Director                                                March 8, 2001
----------------------------
Alan J. Dalby


----------------------------        Director                                                        , 2001
 David McCurdy                                                                      ----------------

----------------------------        Director                                                        , 2001
George M. Naimark, Ph.D.                                                            ----------------